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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                  ---------------


                                      FORM 8-K
                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   JULY 12, 1999
                                                   -------------

                                 GRAPHON CORPORATION
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                 (Exact name of registrant as specified in charter)




   DELAWARE                        0-21683                  13-3899021
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)



          150 HARRISON AVENUE, CAMPBELL, CA                         94103
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         (Address of principal executive offices)                  (Zip Code)




    Registrant's telephone number, including area code   (408) 370-4080
                                                       ------------------




                           UNITY FIRST ACQUISITION CORP.
                           245 FIFTH AVENUE, SUITE 1500
                             NEW YORK, NEW YORK 10016
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           (Former name or former address, if changed since last report.)


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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

     (a) On July 12, 1999, Registrant acquired GraphOn Corporation, a California corporation ("GraphOn-CA") (the "Merger") pursuant to an Agreement and Plan of Merger and Reorganization between Registrant and GraphOn-CA, dated as of February 1, 1999, as amended as of June 1, 1999 (as amended, the "Merger Agreement"), filed as Exhibit B to the Registration Statement on Form S-4 originally filed on April 15, 1999. Immediately after the Merger, the holders of GraphOn-CA common stock owned approximately 82.9% of the outstanding shares of common stock of Registrant, issued to them in exchange for all of the outstanding shares of GraphOn-CA common stock. The shares of Registrant common stock issued to the former GraphOn-CA shareholders were new shares issued by Registrant in connection with the Merger. Pursuant to the Merger Agreement, the officers, directors and holders of at least 5% of the shares of GraphOn-CA and Registrant (prior to consummation of the Merger ) (the "GraphOn-CA Affiliates" or "Registrant Affiliates", respectively) entered into a voting agreement pursuant to which they have agreed to vote all shares of Registrant common stock held by them for a slate of directors comprised of not less than five designees of the GraphOn-CA Affiliates and one designee of the Registrant Affiliates for a period of one year following the date of the Merger.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     (a) On July 12, 1999, Registrant acquired GraphOn-CA pursuant to the Merger Agreement.

            Registrant acquired all of the issued and outstanding capital stock, options and warrants of GraphOn-CA in the Merger. GraphOn-CA, including all of its assets, liabilities, rights, obligations and business, was merged with and into Registrant with Registrant (formerly Unity First Acquisition Corp., renamed GraphOn Corporation, a Delaware corporation) as the surviving entity. GraphOn-CA's principal executive offices were located in Campbell, California and its tangible assets were primarily located in Campbell, California, Bellevue, Washington and Concord, New Hampshire.

            Pursuant to the Merger Agreement, Registrant issued an aggregate of 9,086,961 shares of Registrant Common Stock to the GraphOn-CA shareholders. Each share of GraphOn-CA Common Stock outstanding immediately prior to the Merger (other than dissenting shares or fractional shares) was converted into the right to receive 0.5576 shares of Registrant Common Stock, and payment of cash in lieu of fractional shares.

            The description of the agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the provisions of the Merger Agreement, filed as Exhibit B of the Registration Statement on Form S-4 originally filed April 15, 1999 and incorporated herein by reference.

     (b) Prior to the Merger, GraphOn-CA developed, marketed, sold and supported server-based software for the enterprise computing environment. Server-based computing, sometimes referred to as thin-client computing, is a computing model where traditional desktop software applications are relocated to run entirely on a server or host computer. GraphOn-CA's technology uses a small software program at each desktop, where allows the user to interface with an application as if it were running on the user's desktop computer, reducing the complexity

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and total costs associated with enterprise computing.  GraphOn-CA provided the technology to access applications over the Internet. Registrant intends to continue these operations.

ITEM 5      OTHER EVENTS

     (a) On July 22, 1999, Registrant changed the symbols under which its securities are traded on the OTC Bulletin Board as follows:


     Type of Security         Previous Symbol          Current Symbol
     ----------------         ---------------          --------------
     Common Stock             UFAC                     GOJO
     Class A Warrants         UFACW                    GOJOW
     Class B Warrants         UFACZ                    GOJOZ
     Units                    UFACU                    GOJOU


ITEM 7. FINANCIAL STATEMENTS OF BUSINESS ACQUIRED, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) The following financial statements were filed as part of the Registration Statement on Form S-4/A, filed June 15, 1999, and are incorporated herein by reference:

     (1) Report of Independent Accountants

     (2) GraphOn-CA audited Balance Sheets as of December 31, 1998 and 1997 and unaudited balance sheet as of March 31, 1999

     (4) GraphOn-CA Statements of Income for each of the three years ended December 31, 1998, 1997 and 1996 and unaudited Statements of Income for the three months ended March 31, 1999 and 1998

     (5) GraphOn-CA Statements of Changes in Stockholders' Equity for the three years ended December 31, 1998, 1997 and 1996 and unaudited Statements of Changes in Stockholders' Equity for the three months ended March 31, 1999 and 1998

     (6) GraphOn-CA Statements of Cash Flows for the three years ended December 31, 1998, 1997 and 1996 and unaudited Statements of Cash Flows for the three months ended March 31, 1999 and 1998

     (b) PRO FORMA Financial Information. The following PRO FORMA financial information for Registrant was filed as part of the Registration Statement on Form S-4/A, filed June 15, 1999, and is incorporated herein by reference:

     (1) GraphOn-CA and Registrant unaudited Pro Forma Balance Sheet as of March 31, 1999 (GraphOn-CA) and April 30, 1999 (Registrant)

     (2) GraphOn-CA and Registrant unaudited Pro Forma Statement of Operations for the years ended December 31, 1998 (GraphOn-CA) and January 31, 1999 (Registrant)

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     (3)    GraphOn-CA and Registrant unaudited Pro Forma Statement of
Operations for the three months ended March 31, 1999 (GraphOn-CA) and April 30, 1999 (Registrant)

     (c) Exhibits. The following documents are filed as exhibits to this report:

     1. Exhibit 4.1 - Voting Agreement, dated July 12, 1999, among certain affiliates of Registrant and of GraphOn-CA.

     2. Exhibit 99.1 - Press Release, dated July 12, 1999, issued by Registrant, announcing the completion of the Merger.

ITEM 8.     CHANGE IN FISCAL YEAR

     At the Effective Time, the Registrant determined to change its fiscal year from the year ending July 31 to the year ending December 31. The report covering the transition period will be filed using Form 10-Q.

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                                     SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GraphOn Corporation
                                            -----------------------------
                                                 (Registrant)

Date:  July 27, 1999                    By: /s/ Edmund Becmer
                                           ------------------------------
                                                 EDMUND BECMER
                                                 Chief Financial Officer


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                                GraphOn Corporation
                                   Exhibit Index
                                    to Form 8-K


Exhibit No.    Description
-----------    -----------
4.1            Voting Agreement, dated July 12, 1999, among certain affiliates of Registrant and of GraphOn-CA.

99.2 Press Release, dated July 12, 1999, issued by Registrant, announcing the completion of the Merger.